UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2007

BMB MUNAI, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (3272) 375-125
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 10, 2007 BMB Munai, Inc. issued a press release announcing that it has commenced an exchange offer to its holders of the U.S. $60,000,000 5.0 per cent. Convertible Notes due 2012 of the Company issued pursuant to a Trust Deed dated July 13, 2007 (the “Original Notes”). The holders have the opportunity to exchange all of their Original Notes for U.S. $60,000,000 5.0 % Convertible Notes due 2012 of the Company to be issued pursuant to an Indenture to be entered into on the closing of the exchange offer.

A copy of the press release is attached as an exhibit to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release of BMB Munai, Inc., dated August 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: August 10, 2007	By:	/s/ Adam R. Cook
Adam R. Cook
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of BMB Munai, Inc., dated August 10, 2007

2